LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS



	KNOW ALL MEN BY THESE PRESENTS that the undersigned, as of the 22 day of October, 2002, hereby constitutes and appoints Betty F. Buchanan the true and lawful agent and attorney-in-fact of the undersigned, with full power to appoint a substitute or substitutes to act hereunder for the undersigned and in the undersigned's name, to execute and file with the Securities
Exchange Commission on behalf of the undersigned or on behalf of any trust with respect to which the undersigned serves as a trustee, any Form 3s, Form 4s or Form 5s (or any amendments thereto) required to be so executed and filed by the undersigned or any such trust with respect to which the undersigned serves as trustee under Section 16(a) of the Securities
Exchange Act of 1934, as amended (the "Act"), and the rules and regulations promulgated thereunder. The undersigned hereby gives to said agent and attorney-in-fact full power and authority to act in the premises, including, but not limited to, full power and authority to determine in her sole discretion, the time when, purpose for and manner in which any powers herein conferred shall be exercised. The undersigned hereby ratifies and confirms all that said agent and attorney-in-fact, or any substitute or substitutes, may do by virtue hereof. This Power of Attorney shall remain valid and in full force and effect until the earlier of (i) the date on which the undersigned is no longer subject to the reporting requirements under Section 16(a) of the Act and the rules and regulations promulgated thereunder and (ii) the date on which this Power of Attorney is revoked in writing by the undersigned.

	IN WITNESS WHEREOF, the undersigned has
duly executed this Power of Attorney as of the date first set forth above.



									   Ralph A. Pitts
						Signature



									   Ralph A. Pitts
						Print Name

Sworn
to and subscribed before me
this 22nd day of October, 2002.


Glenda L. Piazza
Signature
Notary Public for Mecklenburg County,
North Carolina
My Commission Expires: February 12, 2006		(SEAL)